Exhibit 99.1

Media Contact:

Jess Page

QLogic Corporation

(949) 542-1455

jess.page@qlogic.com

Investor Contact:

Doug Naylor

QLogic Corporation

(949) 542-1330

doug.naylor@qlogic.com

QLOGIC REPORTS SECOND QUARTER

RESULTS FOR FISCAL YEAR 2016

•	Delivers Q2 net revenue of $103.4 million
•	Achieves Q2 net income per diluted share of $0.03 GAAP and $0.17 non-GAAP
•	Guides Q3 revenue of $115 - $121 million and non-GAAP earnings per diluted share of $0.24 - $0.28

ALISO VIEJO, Calif., October 22, 2015—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its second quarter financial results for the period ended September 27, 2015.

Net revenue for the second quarter of fiscal 2016 was $103.4 million compared to $127.5 million in the same quarter last year.  Revenue from Advanced Connectivity Platforms was $93.4 million during the second quarter of fiscal 2016 compared to $114.9 million in the same quarter last year.

Net income on a GAAP basis for the second quarter of fiscal 2016 was $2.2 million, or $0.03 per diluted share, compared to $11.0 million, or $0.12 per diluted share, for the second quarter of fiscal 2015.  Net income on a non-GAAP basis for the second quarter of fiscal 2016 was $14.7 million, or $0.17 per diluted share, compared to $22.0 million, or $0.25 per diluted share, for the second quarter of fiscal 2015.

“During the second quarter, we prioritized our investment programs to renew focus on our core Fibre Channel and Ethernet product portfolios. We have launched new Fibre Channel products and achieved significant design wins with our 25/50/100Gb differentiated Ethernet solutions,” said Jean Hu, chief financial officer and acting chief executive officer, QLogic.  “We believe we are making important progress on the business and operational fronts and remain sharply focused on improving our financial performance in the second half of fiscal 2016 and beyond.”

Business Outlook for the Third Quarter of Fiscal 2016

QLogic expects to achieve net revenue in the range of $115 - $121 million for the third quarter of fiscal 2016. The Company is forecasting third quarter non-GAAP earnings per diluted share of $0.24 - $0.28.  QLogic estimates that GAAP earnings per diluted share will be lower than non-GAAP earnings per diluted share by $0.08 - $0.13 per share in the third quarter of fiscal 2016. The Company’s forecasted guidance is a forward-looking statement and does not include the effects of future acquisitions/divestitures, unanticipated asset impairments and other special charges, and other non-recurring items not reflective of ongoing operations.  Our forward-looking estimates of both GAAP and non-GAAP measures of our financial performance may differ materially from our actual results and should not be relied upon as statements of fact.

Non-GAAP Financial Measures

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP.  A summary of the historical non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

Conference Call

QLogic’s second quarter fiscal 2016 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  Jean Hu, chief financial officer and acting chief executive officer, will host the conference call.  The call is being webcast live via the Internet at http://ir.qlogic.com.  Phone access to participate in the conference call is available at (719) 325-2429, conference ID: 103235.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call.  A replay of the webcast will also be available at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation, the company’s belief that it is making important progress on the business and operational fronts, its ability to improve the company’s financial performance, and its ability to achieve the company’s business outlook and financial guidance.  Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; unfavorable economic conditions; the stock price of the company may be volatile; the company's dependence on the networking markets served; the company's ability to compete effectively with other companies; the company's dependence on a small number of customers; the ability to maintain and gain market or industry acceptance of the company's products; the company's dependence on sole source and limited source suppliers; the company's dependence on relationships with certain third-party subcontractors and contract manufacturers; uncertain benefits from strategic business combinations, acquisitions and divestitures; the ability to attract and retain key personnel; the complexity of the company's products; declining average unit sales prices of comparable products; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales and purchasing patterns with our customers and suppliers; changes in the company's tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; a reduction in sales efforts by current distributors; declines in the market value of the company's marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of "open source" software in the company's products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company's operating and financial results are described in the company's Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 27, 2015	September 28, 2014	September 27, 2015	September 28, 2014
Net revenues	$103,354	$127,503	$216,759	$246,952
Cost of revenues	42,175	52,093	89,242	100,847
Gross profit	61,179	75,410	127,517	146,105
Operating expenses:
Engineering and development	32,255	35,480	67,861	73,301
Sales and marketing	13,624	15,453	29,110	31,487
General and administrative	4,925	8,697	12,001	17,597
Special charges	8,154	2,259	9,233	4,803
Total operating expenses	58,958	61,889	118,205	127,188
Operating income	2,221	13,521	9,312	18,917
Interest and other income, net	153	296	512	438
Income before income taxes	2,374	13,817	9,824	19,355
Income taxes	136	2,807	5,030	2,345
Net income	$2,238	$11,010	$4,794	$17,010
Net income per share:
Basic	$0.03	$0.13	$0.06	$0.19
Diluted	$0.03	$0.12	$0.05	$0.19
Number of shares used in per share calculations:
Basic	86,911	87,914	87,122	87,654
Diluted	87,407	88,102	88,160	88,177

QLOGIC CORPORATION

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 27, 2015	September 28, 2014	September 27, 2015	September 28, 2014
GAAP net income	$2,238	$11,010	$4,794	$17,010
Items excluded from GAAP net income:
Stock-based compensation	1,934	4,735	7,921	10,275
Amortization of acquisition-related intangible assets	3,682	4,119	7,318	8,567
Amortization of license fee	563	695	1,180	1,394
Acquisition-related charges	—	263	—	1,034
Special charges	8,154	2,259	9,233	4,803
Income tax adjustments	(1,869)	(1,066)	773	(2,582)
Total non-GAAP adjustments	12,464	11,005	26,425	23,491
Non-GAAP net income	$14,702	$22,015	$31,219	$40,501
Net income per diluted share:
GAAP net income	$0.03	$0.12	$0.05	$0.19
Adjustments	0.14	0.13	0.30	0.27
Non-GAAP net income	$0.17	$0.25	$0.35	$0.46

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP).  The non-GAAP financial measures presented exclude the items summarized in the above table.  Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis.  These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors.  Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability.  These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process.  In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures.  Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP.  Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.  The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Six Months Ended
	September 27, 2015	September 28, 2014	September 27, 2015	September 28, 2014
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$186	$258	$436	$613
Amortization of acquisition-related intangible assets	3,514	4,119	6,981	8,567
Amortization of license fee	563	695	1,180	1,394
Acquisition-related charges	—	263	—	1,034
Total cost of revenue adjustments	4,263	5,335	8,597	11,608
Operating expenses:
Engineering and development:
Stock-based compensation	1,585	2,309	4,859	5,280
Sales and marketing:
Stock-based compensation	422	1,073	1,623	2,083
Amortization of acquisition-related intangible assets	168	—	337	—
General and administrative:
Stock-based compensation	(259)	1,095	1,003	2,299
Special charges	8,154	2,259	9,233	4,803
Total operating expense adjustments	10,070	6,736	17,055	14,465
Total non-GAAP adjustments before income taxes	14,333	12,071	25,652	26,073
Income tax adjustments	(1,869)	(1,066)	773	(2,582)
Total non-GAAP adjustments	$12,464	$11,005	$26,425	$23,491

QLOGIC CORPORATION

SUMMARY OF RECONCILING ITEMS BETWEEN FORECASTED

NON-GAAP AND GAAP EARNINGS PER DILUTED SHARE

THIRD QUARTER OF FISCAL 2016

QLogic is forecasting third quarter non-GAAP earnings per diluted share of $0.24 - $0.28.  The Company estimates that GAAP earnings per diluted share will be lower than non-GAAP earnings per diluted share by $0.08 - $0.13 per share in the third quarter of fiscal 2016.  This difference is comprised of the following:

Stock-based compensation	$0.05 - $0.06
Amortization of acquisition-related intangible assets and license fee	$0.05
Special charges and other	$0.01 - $0.03
Income taxes	($0.03 - $0.01)
$0.08 - $0.13

The Company’s forecasted guidance is a forward-looking statement and does not include the effects of future acquisitions/divestitures, unanticipated asset impairments and other special charges, and other non-recurring items not reflective of ongoing operations.  Our forward-looking estimates of both GAAP and non-GAAP measures of our financial performance may differ materially from our actual results and should not be relied upon as statements of fact.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	September 27, 2015	March 29, 2015
ASSETS
Current assets:
Cash and cash equivalents	$101,870	$115,241
Marketable securities	205,819	201,174
Total cash and marketable securities	307,689	316,415
Accounts receivable, net	59,217	87,436
Inventories	50,111	29,978
Deferred tax assets	12,023	12,545
Other current assets	17,197	21,802
Total current assets	446,237	468,176
Property and equipment, net	75,279	78,501
Goodwill	167,232	167,232
Purchased intangible assets, net	70,176	77,659
Deferred tax assets	32,853	36,335
Other assets	20,045	20,752
	$811,822	$848,655
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$33,063	$40,497
Accrued compensation	13,878	22,476
Accrued taxes	1,694	2,711
Other current liabilities	16,174	11,718
Total current liabilities	64,809	77,402
Accrued taxes	15,008	14,516
Other liabilities	7,796	9,721
Total liabilities	87,613	101,639
Stockholders’ equity:
Common stock	218	215
Additional paid-in capital	1,004,659	983,579
Retained earnings	1,727,458	1,722,664
Accumulated other comprehensive loss	(661)	(99)
Treasury stock	(2,007,465)	(1,959,343)
Total stockholders’ equity	724,209	747,016
	$811,822	$848,655

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Six Months Ended
	September 27, 2015	September 28, 2014
Cash flows from operating activities:
Net income	$4,794	$17,010
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,037	23,855
Stock-based compensation	7,921	10,275
Deferred income taxes	4,045	4,077
Asset impairments	1,237	1,011
Other non-cash items, net	98	810
Changes in operating assets and liabilities:
Accounts receivable	28,579	(20,287)
Inventories	(20,133)	(12,106)
Other assets	649	(840)
Accounts payable	92	6,162
Accrued compensation	(8,598)	(7,256)
Accrued taxes, net	(4,785)	(3,012)
Other liabilities	1,179	(7,930)
Net cash provided by operating activities	36,115	11,769
Cash flows from investing activities:
Purchases of available-for-sale securities	(93,765)	(84,318)
Proceeds from sales and maturities of available-for-sale securities	87,997	80,376
Purchases of property and equipment	(18,778)	(12,068)
Proceeds from disposition of assets held for sale	7,553	—
Net cash used in investing activities	(16,993)	(16,010)
Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	18,728	3,536
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,566)	(3,450)
Purchases of treasury stock	(46,770)	—
Other financing activities	1,115	(173)
Net cash used in financing activities	(32,493)	(87)
Net decrease in cash and cash equivalents	(13,371)	(4,328)
Cash and cash equivalents at beginning of period	115,241	91,258
Cash and cash equivalents at end of period	$101,870	$86,930

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Six Months Ended
	September 27, 2015	September 28, 2014	September 27, 2015	September 28, 2014
Advanced Connectivity Platforms	$93,372	$114,877	$195,928	$219,578
Legacy Connectivity Products	9,982	12,626	20,831	27,374
	$103,354	$127,503	$216,759	$246,952